SOUTHWEST BANK OF TEXAS

MaximBank

Strategic Alliance

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "project" and similar expressions, as well as descriptions of the Company's ongoing strategy, are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: (a) the effects of future economic conditions on the Company and its customers; (b) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (c) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (d) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and (e) the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities. All written or oral forward-looking statements are expressly qualified in their entirety by these cautionary statements.

OVERVIEW

- 8 branches located in attractive, growth areas of Galveston County
  - Market presence since 1906
  - Family owned and managed
- $316 million in assets
- Similar profile to prior mergers: Pinemont, Fort Bend, and Citizens
- $63 million purchase price
  - 100% cash transaction
  - Accretive to GAAP EPS in the first year
  - 2.20x book value
  - 17.6x 2002 reported earnings
  - 14.5% premium to deposits

BRANCH OVERVIEW - PRO FORMA



The Woodlands
Spring
Kingwood
Humble
Aldine
Houston
Cloverleaf
Channelview
Baytown
Galena Park
West University Place
Bellaire
Mission Bend
Deer Park
Pasadena
La Porte
Sugar Land
First Colony
Missouri City
Rosenberg
Pearland
Friendswood
League City
Alvin
Texas City
La Marque
SOUTHWEST BANK OF TEXAS
MaximBank
0
25.05mi

SOUTHWEST BANK OF TEXAS Results.

BENEFITS & DEMOGRAPHICS

BENEFITS

- No existing branch overlap; first expansion into Galveston County
- Low risk merger: strong capital position, conservative balance sheet
- Low loan to deposit ratio
- Strong management team in place
- Established history in the community
- Solid revenue potential with SWBT product mix

ATTRACTIVE MARKET DEMOGRAPHICS

- 3,900 businesses and 90,000 households within a 3 mile radius of Maxim's branches
- Median household income of $49,171
  - Similar to Baytown (Citizens Bankers) and 5% higher than the Houston median
  - 7% higher than the Texas median and 5% higher than the U.S. median
- #2 market area for new housing starts (+33%) in 2002 in the Houston area

MAXIM 2002 FINANCIAL SUMMARY

BALANCE SHEET

- $316 million in total assets
- $92 million in loans
- $245 million in deposits
- $28 million in tangible equity capital

INCOME STATEMENT

- Net Income: $3.6 million
- Net Interest Margin: 3.70%
- Return on Avg. Assets: 1.25%
- Return on Avg. Common Equity: 13.3%

CAPITAL AND ASSET QUALITY

- Strong capital ratios
  - Tangible Common Ratio: 8.98%
  - Tier 1 Capital Ratio: 18.3%
- Superior asset quality
  - NPAs / Loans + OREO: 0.42%
  - Allowance / NPAs: 3.54x
  - NCOs / Loans: 0.18%

LOAN PORTFOLIO AT 12/31/02



SWBT
Consumer 4%
Other 1%
Construction & Land Dev. 24%
Commercial R/E 15%
1-4 residential 14%
Commercial & Industrial 42%

$3,118 million



MAXIM
Other 1%
Construction & Land Dev. 4%
Commercial R/E 20%
Consumer 29%
1-4 residential 33%
Commercial & Industrial 13%

$92 million

SWBT-MAXIM Pro Forma



Consumer 5%
Other 1%
Construction & Land Dev. 23%
Commercial R/E 15%
1-4 residential 15%
Commercial & Industrial 41%

$3,210 million

N.B. Does not include loans held for sale.

MERGER HISTORY

	Pinemont Bank	Fort Bend Federal S&L	Citizens Bankers	Maxim
Announcement Date	4/28/97	10/21/98	10/17/00	**3/10/03**
Ownership Level	Local	Local	Local	**Local**
Retention of Management	Retained	Retained	Retained	**Retained**
Retention of Staff	Retained	Retained	Retained	**Retained**
Length of Market Presence	37 years	66 years	80 years	**97 years**
ROA (LTM)	0.90%	0.65%	1.35%	**1.14%**
ROE (LTM)	11.0	9.1	13.1	**12.5**
Price as a multiple of:				
Book Value	1.67 x	1.81 x	3.02 x	**2.20 x**
Tangible Book Value	1.84	1.87	3.06	**2.23**
Last 12 Months Earnings	16.9	20.5	22.0	**17.6**
Price / Market Capitalization	22.9%	18.1%	13.6%	**5.9%**

PRO FORMA COMBINED SUMMARY AT 12/31/02

- $5.47 billion in total assets
- $445 million in equity capital
- 41 branches covering Greater Houston, including Galveston County
- Accretive to GAAP EPS in the first year without revenue enhancements; 16% estimated cost savings
- Strong capital ratios
  - Tier 1 Capital Ratio: 9.33%
  - Total Capital Ratio: 10.25%

N.B. December 31, 2002 financial data with purchase accounting adjustments.